SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2004

                              TECHTEAM GLOBAL, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                    0-16284                  38-2774613
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(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)               File No.)            Identification No.)

       27335 West 11 Mile Road
         Southfield, Michigan                                 48034
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number including area code: (248) 357-2866

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          (Former name or former address if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

            On October 27, 2004, TechTeam Global, Inc. issued a press release announcing its earnings for the third Quarter of 2004.

            A copy of the press release is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

      (C) THE FOLLOWING EXHIBITS ARE INCLUDED WITH THE REPORT

Exhibit 10.1 TechTeam Global, Inc. Press Release dated October 27, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  TECHTEAM GLOBAL, INC.

                                                  By: /s/ Michael A. Sosin
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                                                      Michael A. Sosin
                                                      Secretary

Date: October 27, 2004

                                  EXHIBIT INDEX

Exhibit No.      Description
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10.1             Press Release of TechTeam Global, Inc., dated October 27, 2004